September 3, 2002


Board of Directors and
Mr. Vito Bellezza, President
Tangent Solutions, Inc.
6801 Powerline Road
Ft. Lauderdale FL 33309


Gentlemen:

This is to confirm that the client-auditor relationship between Tangent Solutions, Inc. (Commission File Number 0-25213) and Sweeney, Gates & Co. has ceased.

Very truly yours,

/s/ Sweeney, Gates & Co.

Sweeney, Gates & Co.

cc:  Via Fax:   202-942-9656
      Attention: SECPS Letter File/Mail Stop 9-5

and by mail to:
         Office of the Chief Accountant
         SECPS Letter File
         Securities and Exchange Commission
         Mail Stop 9-5
         450 Fifth Street, N.W.
         Washington DC 20549